Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
(Loss) income before income taxes for the years ended December 31, 2019, 2018 and 2017 consisted of:

(in thousands)	2019	2018	2017
Pretax income in The Netherlands	$17,455	$(1,675)	$42,220
Pretax (loss) income from foreign operations	(95,231)	227,412	72,155
	$(77,776)	$225,737	$114,375

Income tax (benefit) expense for the years ended December 31, 2019, 2018 and 2017 are as follows:

(in thousands)	2019	2018	2017
Current—The Netherlands	$5,670	$5,794	$3,430
—Foreign	13,371	52,835	10,375
	19,041	58,629	13,805
Deferred—The Netherlands	4,177	2,551	151
—Foreign	(59,539)	(25,823)	60,025
	(55,362)	(23,272)	60,176
Total income tax (benefit) expense	$(36,321)	$35,357	$73,981

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2019, 2018 and 2017. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our reported income taxes and effective tax rate for the years ended December 31, 2019, 2018 and 2017 are as follows:

	2019		2018		2017
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$(19,444)	25.0%	$56,434	25.0%	$28,594	25.0%
Taxation of foreign operations, net(1)	(25,720)	33.1	(33,994)	(15.1)	(38,635)	(33.8)
Tax impact from intangible property transfer	(21,122)	27.2	—	—	—	—
Unrecognized tax benefits(2)	10,962	(14.1)	13,570	6.0	23,189	20.3
Tax impact from nondeductible items	7,986	(10.3)	2,949	1.3	2,645	2.3
Excess tax benefit related to share-based compensation	(3,989)	5.1	(4,740)	(2.1)	(5,237)	(4.6)
Government incentives and other deductions(4)	(7,516)	9.7	(2,892)	(1.2)	(6,519)	(5.7)
Changes in tax laws and rates(3)	331	(0.4)	1,907	0.8	12,958	11.3
Other items, net	1,306	(1.7)	(1,170)	(0.5)	(5,658)	(4.9)
Valuation allowance(3)	20,885	(26.9)	3,293	1.5	62,644	54.8
Total income tax (benefit) expense	$(36,321)	46.7%	$35,357	15.7%	$73,981	64.7%
  ____________________
(1) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. The most significant tax benefits from these foreign operating and financing activities are attributable to subsidiaries in Germany, Singapore, Switzerland, Ireland, Dubai, and Luxembourg. These foreign tax benefits are due to a combination of favorable tax laws, regulations, rulings, and exemptions in these jurisdictions.
(2) During 2019, we reassessed accruals for tax contingencies, primarily related to ongoing income tax audits.
(3) The Netherlands' top statutory corporate income tax rate will be reduced to 21.7% from 25% beginning in 2021. Valuation allowance related to U.S. disallowed interest totaled $12.7 million in 2019 and $60.5 million in 2017.
(4) Government incentives include favorable tax regulations in the U.S., Spain and the U.K. relating to research and development expense and other government incentives.
We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are potentially open back to 2007 for income tax examinations by tax authorities. The German group is open to audit for the tax years starting in 2014 and in 2019, the German tax authority commenced an audit for the 2014-2016 tax years. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning with the year ending December 31, 2016 through the current period. Our other subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2015.

Changes in the amount of unrecognized tax benefits for the years ended December 31, 2019, 2018, and 2017 are as follows:

(in thousands)	2019	2018	2017
Balance at beginning of year	$55,780	$44,033	$18,294
Additions based on tax positions related to the current year	5,770	3,359	12,212
Additions for tax positions of prior years	14,532	11,984	9,933
Decrease for tax position of prior years	(9,073)	—	—
Decrease related to settlements	(7,605)	—	—
Decrease due to lapse of statute of limitations	(409)	(1,238)	—
(Decrease) increase from currency translation	(993)	(2,358)	3,594
Balance at end of year	$58,002	$55,780	$44,033

At December 31, 2019 and 2018, our net unrecognized tax benefits totaled approximately $58.0 million and $55.8 million, respectively, which, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $31.4 million of the unrecognized tax benefits may be released or utilized during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statements of income as part of the income tax expense.
Our policy is to recognize interest accrued related to an underpayment of income taxes in interest expense and penalties within income tax expense. For the years ended December 31, 2019, 2018 and 2017, we recognized a net expense for interest and penalties of $1.6 million, $1.1 million and $1.5 million, respectively. At December 31, 2019 and 2018, we have accrued interest of $2.5 million and $4.1 million, respectively, which are not included in the table above.
We have recorded net deferred tax assets of $33.1 million at December 31, 2019 and net deferred tax liabilities of $20.5 million at December 31, 2018, respectively. The components of the net deferred tax asset and liability at December 31, 2019 and 2018 are as follows:

	2019		2018
(in thousands)	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Net operating loss and tax credit carryforward	$50,274	$—	$27,293	$—
Accrued and other liabilities	17,977	—	15,480	—
Inventory	4,726	(1,439)	3,978	(1,725)
Unrealized gain (loss) on investments	—	(4,973)	3,280	(4,855)
Property, plant and equipment	5,297	(20,332)	3,604	(25,448)
Intangible assets	1,078	(26,294)	1,721	(63,990)
Share-based compensation	13,787	—	17,998	—
Disallowed interest carryforwards	73,690	—	60,458	—
Convertible notes	7,104	—	8,102	—
Other	5,998	(6,174)	5,854	(3,614)
	179,931	(59,212)	147,768	(99,632)
Valuation allowance	(87,619)	—	(68,651)	—
	$92,312	$(59,212)	$79,117	$(99,632)
Net deferred tax assets (liabilities)		$33,100		$(20,515)

At December 31, 2019, we had $682.5 million in total net operating loss (NOL) carryforwards which included $394.0 million for Germany, $133.8 million for the U.S., $52.4 million for The Netherlands and $102.3 million for other foreign jurisdictions. Of the total $394.0 million NOL in Germany, there is no expiration and expect to be fully utilized in future years. The entire NOL in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOLs in the U.S. will expire between 2024 through 2034. At December 31, 2019, we have $52.4 million of Netherlands net operating loss carryforwards before valuation allowance, which will expire in the year 2027. Of the total $102.3 million foreign NOL carryforwards, $25.4 million will expire between 2020 and 2028 while the rest of the NOLs can be carried forward indefinitely. At December 31, 2019, we had $280.0 million of disallowed interest carryforwards which can be carried forward indefinitely. At December 31, 2019, tax credits total $1.3 million which expire between 2030 and 2039.
For the years ended December 31, 2019, 2018 and 2017, the changes in the valuation allowance charged to income tax expense totaled $19.0 million, $0.8 million and $62.3 million, respectively. The valuation allowance relates to disallowed interest carryforwards and net operating loss carryforwards. The Company can only recognize a deferred tax asset to the extent it is "more likely than not" that these assets will be realized. Judgments around realizability depend on the availability and weight of both positive and negative evidence.
As of December 31, 2019, a deferred tax liability has not been recognized for residual income taxes in The Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained of our subsidiaries that would be subject to tax if distributed amounted to $699.0 million at December 31, 2019. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $26.4 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded a deferred tax liability at December 31, 2019 and December 31, 2018, of $1.5 million and $0.9 million, respectively.